Exhibit 10.9

The obligations evidenced hereby are subordinated in the priority order listed below, and more particularly in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated March 30, 2011 by and among Sovereign - Emerald Crest Capital Partners II, LP, Pacific Specialty Insurance Company (collectively the “Senior Lenders”) and Emerald Crest Management Company, LLC, as agent for the Senior Lenders (“Agent”), IU HOLDINGS, LP ("Tier 2 Junior Lender") and the party identified as “Lender” below, IU INVESTMENTS, LLC ("Tier 3 Junior Lender"), INTERNET UNIVERSITY, INC. ("Internet University"), MARC BLUMBERG ("Blumberg"), and MARC A. PICKREN ("Pickren", and collectively with Internet University and Blumberg, the "Tier 4 Junior Lenders") and INTERNET UNIVERSITY, INC. (a second time, “Tier 5 Junior Lender”), , as defined as to all in the Subordination Agreement.   Lender is senior to each loan and security interest of the Tier 3 Junior Lender, the Tier 4 Junior Lenders, the Tier 5 Junior Lender, Ned B. Timmer  (“Tier 6 Junior Lender”), and Scott N. Beck (“Tier 7 Junior Lender”).  The Tier 5 Junior Lender, the Tier 6 Junior Lender and the Tier 7 Junior Lender are signatories to the Subordination Agreement, too ..   Each holder of this instrument (“Promissory Note”), by its acceptance hereof, agrees (i) to be bound by the Subordination Agreement and (ii) that if and to the extent any conflict exists between the terms of this instrument and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall govern and control.

PROMISSORY NOTE

$1,500,000.00	Date:	March 30, 2011 Dallas, Texas

FOR VALUE RECEIVED, the undersigned, CORNERWORLD CORPORATION, (“CornerWorld”), ENVERSA COMPANIES LLC, ("Enversa"), CornerWorld, Inc. (“CWI”),Woodland Holdings Corp. (“Holdings”), West Michigan Co-Location Services, LLC (“West Michigan”), T2 TV, LLC (“T2TV”), T2 Communications, LLC (“T2”), Phone Services and More, LLC (“PSM”), Gulf Media Solutions, LLC (“Gulf”), Tiny Dial, LLC (“Tiny Dial”), Bascomb & Richards, LLC (“Bascomb”), Lantana Direct, LLC (“Lantana”), Digital 360, LLC (“Digital”), The Leadstream, LLC (“The Leadstream”), Aventura Media System, LLC (“Aventura”), Money Jack, LLC (“Money Jack”) and CornerWorld, TV (CWTV) (individually referred to herein as a "Borrower" and collectively as "Borrowers", collectively, the “Grantors” as defined in the PSA), jointly and severally promise to pay to the order of IU Holdings, LP (“Lender”) at it address listed on the signature page hereto, the principal amount set forth above plus interest thereon from the date hereof, in U.S. Dollars in immediately available funds.

INTEREST.  Principal of this Promissory Note shall bear interest until payment in full at the rate of 12% per annum until payment in full of the principal sum of this Promissory Note.  Interest shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed.  Accrued interest is due and payable on the last calendar day of each month computed based on the entire outstanding principle.

PAYMENTS.  Payments shall be made in accordance with Schedule A hereto.  If any amount becomes due and payable hereunder on a Saturday, Sunday or public or other banking holiday under the law of the State of Texas, with respect to such amount the payment date shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

PRINCIPAL; MATURITY DATE. All outstanding principal and accrued and unpaid interest shall become due and payable on the date of the earliest of (i) February 28, 2013 and (ii) the acceleration of the maturity of the amounts due hereunder upon an Event of Default (as herein defined) in accordance with the provisions of this Promissory Note.

PREPAYMENT.  Borrowers may prepay this Promissory Note in full or in part at any time without penalty.  All payments shall be applied by Lender as follows: first, to the payment of all accrued but unpaid fees, costs, or expenses under this Promissory Note; second, to the payment of interest on the amount of principal being repaid; third, to the repayment of principal under this Promissory Note; and fourth, the balance, if any, to Borrowers or to whomsoever may be entitled to such amounts as determined by Lender in its reasonable discretion.

ADDITIONAL CONSIDERATION.  On the date of execution of this Promissory Note, as additional consideration to induce Lender to enter into this Promissory Note, CornerWorld agrees to issue to Lender and/or its assigns 48,414,132 shares of CornerWorld Corporation Common stock.  Additionally, CornerWorld grant here to Tier Two Junior Lender the right to appoint two members, and the consent right to approve a third member, to the Board of Directors of CornerWorld Corporation.  CornerWorld additionally agrees that its Board of Directors shall consist of no more than five (5) members.  The provisions of this paragraph shall remain in effect as long as Tier Two Junior Lender’s Promissory Note remains outstanding and persist after the Promissory Note has been repaid.

SECURITY.  The obligations of the Borrowers hereunder will be secured by collateral granted in favor of Lender as set forth in the Pledge and Security Agreement (“PSA”) dated as of March __, 2011, made by Borrowers in favor of Lender, subject to the terms and conditions of the Subordination Agreement.

EVENTS OF DEFAULT BORROWERS; REMEDIES.  The occurrence of any of the following events (each, an “Event of Default”) for more than 5 Business Days (hereafter the “Cure Period”) after receipt of written notice from Lender to Borrower, shall, at the option of the Lender, make all sums of interest and principal of this Promissory Note immediately due and payable upon presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character:

(a)        default in the payment when due of interest or principal;

(b)        default in the payment when due of interest or principal to the extent that the aggregate principal amount of all such indebtedness   exceeds $50,000, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise)

(c)        insolvency, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Code or any other laws or laws for the relief of or relating to debtors, of, by, or against the Borrowers of the indebtedness evidenced by this Promissory Note, provided that if any proceeding shall be instituted against any Borrower or any of their subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against Borrower or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

WAIVERS.  Borrowers waive demand and presentment for payment, notice of non-payment or dishonor, notice of protest and protest of this Promissory Note and any other notice required to be given by applicable law and agrees that its liability hereunder shall not be affected by any renewals, amendments or modifications of this Promissory Note, or extensions of the time of payment of all or any part of the amount owing hereunder at any time or times.

EXPENSES; ATTORNEYS’ FEES.  Borrowers agree to pay any and all court costs incurred by Lender in a legal action based on an Event of Default.  Borrowers agree to pay, to the extent allowed by law, reasonable attorneys’ fees, costs and expenses paid or incurred by Lender in connection with the collection or enforcement of this Promissory Note, including but not limited to reasonable attorneys’ fees, court costs, and costs incurred in connection with any bankruptcy proceedings, whether or not suit is filed.  Borrowers agree to pay in full all amounts due under this Promissory Note without setoff, counterclaim, or any deduction whatsoever.

MISCELLANEOUS.  No provision of this Promissory Note shall be waived, modified or limited except by a written agreement signed by Lender and Borrowers.  The unenforceability of any provision of this Promissory Note shall not affect the enforceability or validity of any other provision hereof.  No delay or omission on the part of Lender in exercising any rights hereunder shall operate as a waiver of such right or of any other right under this Promissory Note.  This Promissory Note shall be binding upon the Borrowers and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all indebtedness at any time owing by the Lender to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Promissory Note held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under the preceding sentence are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

GOVERNING LAW; JURISDICTION.  THIS PROMISSORY NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF TEXAS AND CONSENTS TO THE PLACING OF VENUE IN DALLAS COUNTY OR OTHER COUNTY PERMITTED BY LAW, AND  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT.  NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT THE PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PROMISSORY NOTE IN THE

COURTS OF ANY OTHER JURISDICTION.  EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

VENUE.  The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of Dallas, Texas.

TRIAL BY JURY.  The undersigned hereby waives any right to a trial by jury in any action or proceeding arising out of or in connection with this Promissory Note, or any other claim or dispute between the undersigned and the Lender.

ESCROW.  The proceeds of the principal amount hereunder shall be held in escrow pending the execution and delivery of the Stock Purchase Agreement and the consummation of the transactions thereunder.  In the event that the Stock Purchase Agreement shall not be executed and delivered and the transactions thereunder not consummated, the proceeds shall be promptly returned to the Lender.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Promissory Note the day and year first above written.

BORROWERS:

CORNERWORLD CORPORATION, A NEVADA CORPORATION

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chairman and Chief Executive Officer

ENVERSA COMPANIES LLC, A TEXAS LIMITED LIABILITY COMPANY BY CORNERWORLD CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck__________________________ Name: Scott Beck Title: Chief Executive Officer

WOODLAND HOLDINGS CORP. BY: CORNERWORLD CORPORATION, ITS SOLE STOCKHOLDER By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

WEST MICHIGAN CO-LOCATION SERVICES, LLC, A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive

T2 TV, LLC, A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

CORNERWORLD, INC., A DELAWARE CORPORATION BY CORNERWORLD CORPORATION, ITS SOLE STOCKHOLDER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chairman and Chief Executive Officer

T2 COMMUNICATIONS, , LLC A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

PHONE SERVICES AND MORE, LLC D/B/A VISITATEL A MICHIGAN LIMITED LIABILITY COMPANY BY WOODLAND HOLDINGS CORPORATION, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

GULF MEDIA SOLUTIONS, LLC A DELAWARE LIMITED LIABILITY COMPANY

By: _/s/ Patrick Vilyus____________________________ Name: Patrick Vilyus Title: President

TINY DIAL, LLC, A DELAWARE LIMITED LIABILITY COMPANY BY ENVERSA COMPANIES, LLC, ITS SOLE MEMBER

By: _/s/ Scott N. Beck____________________________ Name: Scott Beck Title: Chief Executive Officer

BASCOMB AND RICHARDS, LLC, A DELAWARE LIMITED LIABILITY COMPANY

By: _/s/ Joel Brewer____________________________ Name: Joel Brewer Title: President

LANTANA DIRECT, LLC, A DELAWARE LIMITED LIABILITY COMPANY

By: _/s/ Steve Eaton____________________________ Name: Steve Eaton Title: President

DIGITAL360, LLC, A NEVADA LIMITED LIABILITY COMPANY

By: _/s/ Israle Arguello____________________________

Name: Israel Arguello

Title:   Chief Executive Officer

THE LEADSTREAM, LLC,

A DELAWARE LIMITED LIABILITY COMPANY

By: _/s/ Marc A. Pickren____________________________

Name: Marc Pickren

Title:   President

AVENTURA MEDIA SYSTEMS, LLC, A FLORIDA LIMITED LIABILITY COMPANY
By: _/s/ Don Robers_______________________________ Name: Don Roberts Title: Chief Executive Officer

MONEY JACK, LLC A DELAWARE LIMITED LIABILITY COMPANY BY: ENVERSA COMPANIES, LLC, its Sole Member By: _/s/ Scott N. Beck_____________________________ Name: Scott Beck Title: Chief Executive Officer

CORNERWORLD TV, LLC

A MICHIGAN LIMITED LIABILITY COMPANY

BY WOODLAND HOLDINGS CORPORATION,

ITS SOLE MEMBER

By: _/s/ Scott N. Beck_____________________________

Name: Scott Beck

Title:   Chief Executive Officer

The undersigned Lender, acknowledges receipt of this Promissory Note on the 30 day of March, 2011.

LENDER:

IU HOLDING, LP

By: _/s/ Rosemary Papa _________________

Name: IU Holdings, GP, Inc.

Its:      General Partner

By: _____________________________

(Name and Title)

Address: _____________________________

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Schedule A

Scheduled Payment Date	Amount
May 31, 2011	$187,500
August 31, 2011	$187,500
November 30, 2011	$187,500
February 29, 2012	$187,500
May 31, 2012	$187,500
August 31, 2012	$187,500
November 30, 2012	$187,500
February 28, 2013	$187,500